UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 20, 2017
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Access National Corporation issued a press release (the “Press Release”) on March 20, 2017 announcing that its Board of Directors declared a cash dividend of $0.15 per share to shareholders of record as of March 31, 2017, for payment on May 25, 2017.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(a)     -     Not applicable.

(b)     -     Not applicable.

(c)     -     Not applicable.

(d)           Exhibits.

                Exhibit 99.1              Press Release, dated March 20, 2017 declaring quarterly dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date:	March 20, 2017	By:	/s/ Michael W. Clarke
		Name:	Michael W. Clarke
		Title:	President & Chief Executive Officer